                                                               EXHIBIT-(d)(viii)

                                   SCHEDULE D
                       INVESTMENT ADVISORY AGREEMENT FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

                                    FUND                                                        DATE
                                    ----                                                        ----

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND                                                      June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab California
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB U.S. TREASURY MONEY FUND                                                             June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab U.S Treasury
Money Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB VALUE ADVANTAGE MONEY FUND                                                           June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Value Advantage
Money Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND                                                   June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Institutional
Advantage Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB RETIREMENT MONEY FUND                                                                June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Retirement Money
Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB NEW YORK MUNICIPAL MONEY FUND                                                        June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab New York
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB GOVERNMENT CASH RESERVES FUND                                                        June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Government Cash
Reserves Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND                                                      June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab New Jersey
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND                                                    June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Pennsylvania
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB FLORIDA MUNICIPAL MONEY FUND                                                         June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Florida
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND                                                   April 21, 2003

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Massachusetts
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By: /s/ Stephen B, Ward
                                                -------------------
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Randall W. Merk
                                                -------------------
                                                Randall W. Merk,
                                                Executive Vice President

Dated as of April 21, 2003